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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)               October 31, 1997
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                          HEALTHDYNE TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

    Georgia                       0-21776                       52-1756497
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(State or other                 (Commission                    (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)

         1255 Kennestone Circle, Marietta, Georgia                        30066
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         (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code   (770) 499-1212
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                                 Not Applicable
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         (Former name or former address, if changed since last report)


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ITEM 5.  Other Events.

     On July 22, 1997, the Board of Directors of Healthdyne Technologies, Inc. (the "Company") approved the form of an amendment (as hereinafter described, the "Amendment"), to be dated as of October 31, 1997 to the Rights Agreement dated as of May 22, 1995 (as amended, the "Rights Agreement") between the Company and SunTrust Bank, Atlanta, as Rights Agent. The Amendment adds to the Rights Agreement a shareholder referendum provision which permits a bidder, if it satisfies certain conditions, to call a special meeting of shareholders to vote on a binding resolution to redeem the Rights. The Amendment was conditioned upon the re-election of the Company's current Board of Directors at the 1997 Annual Meeting of Shareholders, which was held on July 30, 1997.

     A copy of the Amendment is filed as an exhibit to this Form 8-K.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)  Exhibits.

         4    -- Amendment dated as of October 31, 1997 to Rights Agreement


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HEALTHDYNE TECHNOLOGIES, INC.

                                            Registrant

                                            By: /s/ M. Wayne Boylston
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                                                Name:    M. Wayne Boylston
                                                Title:   Vice President-Finance

Dated:   October 31, 1997

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